UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(D) of the Securities Exchange Act of 1934

November 30, 2004

Date of report (Date of earliest event reported)

VCG HOLDING CORP.

(Exact Name of Registrant as Specified in its Charter)

Colorado	000-50291	84-1157022
(State of Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification)

390 Union Blvd, Suite 540, Lakewood, CO 80228

(Address of principal executive offices, including zip code)

(303) 934-2424

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 Other Events

Item 8.01 Other Events

On November 30, 2004, the Company issued a press release announcing the third quarter earnings of the Company. A copy of this press release is attached as Exhibit 99.1 hereto. The reader is advised to read the press release in its entirety.

Section 9 Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c)    Exhibit 99.1     Press release dated November 30, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VCG Holding Corp.

Date: December 3, 2004	By:	/s/ Donald W. Prosser
	Name:	Donald W. Prosser
	Title:	Director, Chief Financial and Accounting Officer